                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 4, 1999 (May 21, 1999)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                                             0-28208                                   13-3864004
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
   of incorporation)



450 WEST 33RD STREET, NEW YORK, NY                                                      10001
(Address of principal executive offices)                                            (Zip Code)

Registrant's telephone number, including area code:   212-716-6600

This Current Report on Form 8-K/A amends the Current Report on Form 8-K and the Current Report on Form 8-K/A of Applied Graphics Technologies, Inc. (the "Company" or "AGT") dated June 4, 1999, and July 13, 1999, respectively, for purposes of providing the financial statements of Wace Group Plc ("Wace") and the unaudited pro forma financial information relating to the acquisition of Wace and the disposition of Wace's operations in France.

Item 5.  Other Events

In connection with the acquisition of Wace, Derek Ashley, the Vice Chairman and Chief Operating Officer of the Company, was appointed to the Board of Directors of the Company on June 17, 1999.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         (i) 1998 audited financial statements of Wace.

                          INDEPENDENT AUDITORS' REPORT

The shareholders and Board of Directors
Wace Group PLC

We have audited the accompanying consolidated balance sheets of Wace Group PLC and subsidiaries at December 31, 1998 and 1997 and the related consolidated profit and loss accounts, cash flow statements, statements of total recognised gains and losses and reconciliation of movements in equity shareholders' funds for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the management of Wace Group PLC. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom which standards are substantially equivalent to auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present a true and fair view, in all material respects, of the consolidated financial position of Wace Group PLC and subsidiaries at December 31, 1998 and 1997 and their consolidated results of operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles in the United Kingdom.

Generally accepted accounting principles in the United Kingdom vary in certain respects from generally accepted accounting principles in the United States of America. Application of generally accepted accounting principles in the United States of America would have affected the results of operations for each of the two years ended December 31, 1998, and 1997 and shareholders' equity funds at December 31, 1998 and 1997 to the extent summarised in note 29 to the consolidated financial statements.

/s/ Arthur Andersen

Arthur Andersen
Chartered Accountants
London
England
August 4, 1999

WACE GROUP PLC
CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                                                 *restated             *restated
YEAR ENDED 31 DECEMBER                                                            1998                1997                  1996
                                                                                 Total               Total                 Total
                                                             Notes   pound sterling000   pound sterling000     pound sterling000
---------------------------------------------------------------------------------------------------------------------------------
TURNOVER
Continuing activities                                                          122,738             121,623               148,468
Acquired activities                                                              1,479                   -                     -
---------------------------------------------------------------------------------------------------------------------------------
                                                                               124,217             121,623               148,468
Discontinued activities                                                         59,756             147,245               174,597
---------------------------------------------------------------------------------------------------------------------------------
                                                                 1             183,973             268,868               323,065

Cost of sales                                                    2            (130,843)           (209,074)             (223,876)
Impairment of fixed assets                                       3                (761)             (7,078)                    -
---------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                    52,369              52,716                99,189

Operating expenses                                               2             (59,967)            (67,673)              (89,199)
Impairment of goodwill                                           3              (7,178)            (45,750)                    -
---------------------------------------------------------------------------------------------------------------------------------
OPERATING (LOSS) / PROFIT                                        1             (14,776)            (60,707)                9,990

Continuing activities                                                          (11,988)            (59,933)                1,812
Acquired activities                                                                (22)                  -                     -
Discontinued activities                                                         (2,766)               (774)                8,178

Losses on discontinuance of activities                           4             (26,004)            (10,527)               (8,193)
Costs of fundamental restructuring                                                   -              (2,074)                    -
Profit on disposal of freehold property                                              -               2,700                     -
---------------------------------------------------------------------------------------------------------------------------------
(LOSS) / PROFIT ON ORDINARY ACTIVITIES BEFORE
  INTEREST AND TAXATION                                                        (40,780)            (70,608)                1,797

Net finance costs                                                5                (918)             (5,815)               (3,837)
---------------------------------------------------------------------------------------------------------------------------------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                      6             (41,698)            (76,423)               (2,040)

Tax on loss on ordinary activities                               9                 208                 340                (1,436)
---------------------------------------------------------------------------------------------------------------------------------
LOSS FOR THE FINANCIAL YEAR                                                    (41,490)            (76,083)               (3,476)
Dividends - non-equity                                          10              (3,133)             (3,134)               (3,133)
Dividends - equity                                              10                   -                   -                (2,376)
---------------------------------------------------------------------------------------------------------------------------------
DEFICIT FOR THE YEAR                                                           (44,623)            (79,217)               (8,985)
---------------------------------------------------------------------------------------------------------------------------------
LOSS PER SHARE (pence)                                          11               (56.4)             (100.1)                 (8.4)
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of this Consolidated Profit and Loss Account.

* see note 3

WACE GROUP PLC                                                                          GROUP                              COMPANY
BALANCE SHEETS
AS AT 31 DECEMBER                                                     1998               1997               1998              1997
                                                  Notes              pound              pound              pound             pound
                                                               sterling000        sterling000        sterling000       sterling000
-----------------------------------------------------------------------------------------------------------------------------------
FIXED ASSETS
Intangible asset - goodwill                          12              2,094                  -                  -                 -
Tangible assets                                      14             25,461             66,339                  -                 -
Investments                                          15                 75                  -            151,857           181,477
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    27,630             66,339            151,857           181,477
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Properties for resale                                                8,953              2,561                  -                 -
Stock                                                16              3,682             13,846                  -                 -
Debtors                                              17             31,610             58,655             86,896            44,007
Cash at bank and in hand                             18             10,776              5,471              8,287             3,003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    55,021             80,533             95,183            47,010
-----------------------------------------------------------------------------------------------------------------------------------
CREDITORS: amounts falling due within
  one year
Creditors                                            19            (26,677)           (57,637)          (103,149)          (44,826)
Debt                                                 20               (658)           (25,443)              (515)          (25,895)
-----------------------------------------------------------------------------------------------------------------------------------
NET CURRENT ASSETS/(LIABILITIES)                                    27,686             (2,547)            (8,481)          (23,711)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS LESS CURRENT LIABILITIES                               55,316             63,792            143,376           157,766

CREDITORS: amounts falling due after
  more than one year
Creditors                                            19             (1,863)              (992)           (69,405)          (71,487)
Debt                                                 20             (1,764)           (16,929)                 -           (10,399)

PROVISIONS FOR LIABILITIES AND CHARGES               21             (4,071)            (4,831)              (213)             (466)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          47,618             41,040             73,758            75,414
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL AND RESERVES
Called up share capital                              22             55,084             55,084             55,084            55,084
Share premium account                                23              6,986              6,986              6,986             6,986
Revaluation reserve                                  23                205              1,281                  -                 -
Merger reserve                                       23             56,098              4,849              3,275             3,275
Profit and loss account                              23            (70,755)           (27,160)             8,413            10,069
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' FUNDS                                                 47,618             41,040             73,758            75,414
-----------------------------------------------------------------------------------------------------------------------------------
Equity shareholders' funds                                           8,366              1,788             34,506            36,162
Non-equity shareholders' funds                       22             39,252             39,252             39,252            39,252
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    47,618             41,040             73,758            75,414
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these Balance Sheets.

These accounts were approved by order of the Board on 10 February 1999.

/s/ D Ashley                               /s/ S R Puckett
D ASHLEY                                   S R PUCKETT
Group Chief Executive                      Group Finance Director

WACE GROUP PLC
CONSOLIDATED CASH FLOW STATEMENT
                                                                                               *restated        *restated
YEAR ENDED 31 DECEMBER                                                            1998              1997             1996

                                                               notes             pound             pound            pound
                                                                           sterling000       sterling000      sterling000
--------------------------------------------------------------------------------------------------------------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES
BEFORE EXCEPTIONAL ITEMS                                          24               276            18,402           36,322

EXCEPTIONAL ITEMS
Costs of discontinuance                                            4            (4,186)             (990)            (318)
Costs of fundamental restructuring                                                (718)           (1,156)               -
--------------------------------------------------------------------------------------------------------------------------
NET CASH OUTFLOW FROM EXCEPTIONAL ITEMS                                         (4,904)           (2,146)            (318)

NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES                             (4,628)           16,256            36,004
--------------------------------------------------------------------------------------------------------------------------
RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest received                                                                  650               318              231
Interest paid                                                                   (1,735)           (3,776)          (3,745)
Costs of renegotiating facilities                                                    -            (2,129)               -
Non-equity dividends paid                                                       (3,133)           (3,134)          (3,133)
--------------------------------------------------------------------------------------------------------------------------
                                                                                (4,218)           (8,721)          (6,647)
--------------------------------------------------------------------------------------------------------------------------
TAXATION
UK corporation tax paid                                                         (1,490)           (1,448)          (4,833)
Overseas tax paid                                                                  (12)           (1,074)          (1,695)
Overseas tax recovered                                                           2,278             1,849                -
--------------------------------------------------------------------------------------------------------------------------
                                                                                   776              (673)          (6,528)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Purchase of tangible fixed assets                                               (5,674)          (22,767)         (15,624)
Sale of Rathfarnham property                                                         -             6,232                -
Sale of other tangible fixed assets                                                390             6,724            2,355
Purchase of investments                                                            (75)                -                -
--------------------------------------------------------------------------------------------------------------------------
                                                                                (5,359)           (9,811)         (13,269)
--------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS AND DISPOSALS
Proceeds from disposals                                            4            54,553             9,347                -
Deferred consideration received                                                  1,209                 -                -
Acquisition of Colour Imaging Group                               13              (774)                -                -
Acquisition of Ferry Pickering Group Plc                                             -                 -          (19,124)
Acquisition of Rathfarnham Facility                                                  -                 -           (5,938)
--------------------------------------------------------------------------------------------------------------------------
                                                                                54,988             9,347          (25,062)
--------------------------------------------------------------------------------------------------------------------------
EQUITY DIVIDENDS PAID                                                               -               (910)          (4,629)
--------------------------------------------------------------------------------------------------------------------------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING                                      41,559             5,488          (20,131)
--------------------------------------------------------------------------------------------------------------------------
FINANCING
Issue of ordinary shares net of costs                                                -                 -              644
(Repayment) / drawdown of revolving credit facilities                          (17,256)           (2,920)          14,443
Repayment of senior loan notes                                                 (16,251)                -           (6,686)
Other new borrowings                                                                 -                 -            7,127
Repayment of other borrowings                                                        -            (1,689)            (828)
Capital element of finance lease payments                                       (1,342)             (769)          (1,532)
--------------------------------------------------------------------------------------------------------------------------
NET CASH (OUTFLOW) / INFLOW FROM FINANCING                        25           (34,849)           (5,378)          13,168
--------------------------------------------------------------------------------------------------------------------------
INCREASE /(DECREASE) IN CASH AND CASH EQUIVALENTS                 26             6,710               110           (6,963)
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of this Consolidated Cash Flow Statement.

* see note 3

WACE GROUP PLC
STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

YEAR ENDED 31 DECEMBER                                                 1998                    1997                   1996
                                                                      pound                   pound                  pound
                                                                sterling000             sterling000            sterling000
---------------------------------------------------------------------------------------------------------------------------
Loss for the financial year                                         (41,490)                (76,083)                (3,476)
Release of revaluation reserve                                            -                    (168)                (1,247)
Net exchange loss on translation                                       (125)                   (452)                (1,539)
Taxation on exchange                                                     77                    (249)                   729
---------------------------------------------------------------------------------------------------------------------------
Total recognised losses for the year                                (41,538)                (76,952)                (5,533)
---------------------------------------------------------------------------------------------------------------------------




RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

YEAR ENDED 31 DECEMBER                                                 1998                    1997
                                                                      pound                   pound
                                                                sterling000             sterling000
----------------------------------------------------------------------------------------------------
Loss for the financial year                                         (41,490)                (76,083)
Dividends                                                            (3,133)                 (3,134)
Impairment of goodwill previously written off                         7,178                  45,750
Goodwill attributable to discontinued activities                     44,071                  11,927
Release of revaluation reserve                                            -                    (168)
Net exchange loss on translation                                       (125)                   (452)
Taxation on exchange                                                     77                    (249)
----------------------------------------------------------------------------------------------------
Net movement in shareholders' funds                                   6,578                 (22,409)
----------------------------------------------------------------------------------------------------
Shareholders' funds at 1 January                                     41,040                  63,449
----------------------------------------------------------------------------------------------------
Shareholders' funds at 31 December                                   47,618                  41,040
----------------------------------------------------------------------------------------------------

WACE GROUP PLC
ACCOUNTING POLICIES
YEAR ENDED 31 DECEMBER
ACCOUNTING CONVENTION AND BASIS OF PREPARATION
The accounts have been prepared under the historical cost convention as modified by the revaluation of certain freehold properties, in accordance with applicable UK accounting standards and on the going concern basis.

BASIS OF CONSOLIDATION
The Group accounts consolidate the accounts of the Company and its subsidiaries for the year ended 31 December 1998, and include, from the date of acquisition or to the date of disposal, the results of activities acquired or disposed of during the year.

GOODWILL
Positive purchased goodwill in the year ended 31 December 1998 arising on acquisitions is capitalised as an asset on the balance sheet and amortised over the shorter of its estimated life and 20 years. Purchased goodwill and goodwill arising on consolidation arising in accounting periods ending before 31 December 1998 were written off directly to reserves in the year of acquisition. On discontinuance of an activity any related goodwill, which had previously been written off directly to reserves is shown as a charge in the profit and loss account and is balanced by an equal credit to reserves. Such a write off has no effect on shareholders' funds.

INVESTMENTS
Investments held as fixed assets are stated at cost less provision for permanent diminution in value.

TANGIBLE FIXED ASSETS AND DEPRECIATION
Tangible fixed assets are stated at cost or, in the case of certain freehold land and buildings at professional valuation together with the cost of subsequent additions, net of depreciation and provisions for impairment. Depreciation is provided at various rates, which are calculated to write off the cost of the assets less estimated residual values in equal instalments over their expected useful lives. Such depreciation is charged from the date upon which the assets are acquired or are available for use.

The life used for each class of asset is set out below:

a)  Freehold land - not depreciated.
b)  Freehold buildings - 50 years.
c)  Short leasehold land and buildings - the unexpired term of the lease.
d)  Plant, equipment and vehicles - between 2 and 10 years.

LEASES
FINANCE
Assets acquired under finance leases and hire purchase contracts that transfer the risks and rewards of ownership are capitalised and liabilities for future instalments, under the terms of the contracts, are included in creditors. Finance charges are expensed to the profit and loss account over the life of each contract to produce a constant rate of charge on the outstanding balance.

OPERATING
Rentals on operating leases are charged to the profit and loss account on a straight-line basis over the lease term.

STOCK AND PROPERTIES FOR RESALE
Stock, work in progress and properties for resale are valued at the lower of cost and estimated net realisable value. Cost includes the direct costs of purchase and production and an appropriate proportion of overheads.

PENSIONS
DEFINED CONTRIBUTION SCHEMES
The pension costs charged against profit represent the contributions payable by the Group for the year.

DEFINED BENEFIT SCHEMES
In the period up to 1 May 1998, the pension costs in respect of defined contribution schemes are based on actuarial methods and assumptions designed to ensure that regular pension cost represents a substantially level percentage of the current and future pensionable payrolls. Post acquisition variations from regular cost are spread over the remaining service lives of current employees in the scheme. On 1 May 1998 all defined benefit schemes were disposed of as part of the discontinuance of certain UK based specialist printing operations.

DEFERRED TAXATION
Deferred taxation is attributable to timing differences between results computed for taxation purposes and results shown in the accounts. Provision is made where it is probable that a liability will crystallise at the rates expected to be effective in the future. No provision is made for any potential liability to taxation which might arise on the disposal of fixed assets at the amount of the valuations incorporated in the accounts unless there is an intention to dispose of these assets.

TURNOVER
Turnover comprises sales of goods and services falling within the Group's ordinary activities after deducting trade discounts and excluding sales taxes.

FOREIGN CURRENCIES
Investments in overseas subsidiaries denominated in foreign currencies are translated at the rate ruling at the balance sheet date and exchange gains or losses arising are taken to reserves.

Transactions denominated in foreign currencies are translated at the rate ruling at the time of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated at the rate ruling at the balance sheet date. Exchange gains and losses arising are dealt with in the profit and loss account except for those arising on foreign currency borrowings used to hedge net investments in overseas subsidiaries. These are taken to reserves to the extent that they can be offset against the exchange differences arising on the net investments. Where such exchange gains or losses are taxable the related tax provision is also taken directly to reserves.

On consolidation, assets and liabilities of foreign subsidiaries are translated into sterling at the rate ruling at the balance sheet date. Trading results and cash flows are translated at the average rate for the period. Differences arising on the retranslation of net investments and profits or losses in the period are taken directly to reserves.

NOTES TO THE ACCOUNTS

1. SEGMENTAL ANALYSES

Following the disposal of the majority of its printing operations, the Group now has one main activity, which is providing digital graphic imaging services. The Group maintains a central management function, the costs of which have previously been apportioned across the results of the separate operations within the Group. This central function is a separate cost centre and the control of such costs is important to the Group's future strategy. Accordingly such costs have been separately identified in 1998 and the comparatives restated on a consistent basis. Inter-segmental trading is not significant. Discontinued activities relate mainly to the printing operations which have been disposed of as described more fully in notes 4 and 28.

                                                                           *restated              *restated
TURNOVER                                                1998                    1997                   1996
                                                       TOTAL                   Total                  Total
                                                       pound                   pound                  pound
                                                 sterling000             sterling000            sterling000
-----------------------------------------------------------------------------------------------------------
CONTINUING ACTIVITIES
United States of America                              85,308                  83,373                100,894
United Kingdom                                        24,879                  22,731                 27,357
France                                                12,551                  15,519                 20,217
-----------------------------------------------------------------------------------------------------------
                                                     122,738                 121,623                148,468
ACQUIRED ACTIVITIES
Australia                                              1,479                       -                      -
-----------------------------------------------------------------------------------------------------------
                                                     124,217                 121,623                148,468
DISCONTINUED ACTIVITIES
United States of America                               3,850                  11,896                 22,753
United Kingdom and Eire                               55,119                 131,171                145,182
Continental Europe                                       787                   4,178                  6,662
-----------------------------------------------------------------------------------------------------------
                                                     183,973                 268,868                323,065
-----------------------------------------------------------------------------------------------------------

Turnover by destination is not materially different to turnover by origin.

                                                                                       *restated        *restated
OPERATING (LOSS)/PROFIT                                                   1998              1997             1996
                                                                         TOTAL             Total            Total
                                                                         pound             pound            pound
                                                                   sterling000       sterling000      sterling000
------------------------------------------------------------------------------------------------------------------
CONTINUING ACTIVITIES
United States of America                                                 2,222            (5,785)           4,440
United Kingdom                                                           1,427             1,034            4,081
France                                                                  (4,829)             (703)             (31)
------------------------------------------------------------------------------------------------------------------
                                                                        (1,180)           (5,454)           8,490
ACQUIRED ACTIVITIES
Australia                                                                  (22)                -                -
------------------------------------------------------------------------------------------------------------------
                                                                        (1,202)           (5,454)           8,490
CENTRAL COSTS
United Kingdom                                                          (2,869)           (4,103)          (6,678)
------------------------------------------------------------------------------------------------------------------
                                                                        (4,071)           (9,557)           1,812
DISCONTINUED ACTIVITIES
United States of America                                                  (778)           (1,311)             (80)
United Kingdom and Eire                                                 (1,795)            4,060           10,995
Continental Europe                                                        (193)              240              746

COSTS OF OPERATIONAL RESTRUCTURING -
  DISCONTINUED ACTIVITIES
United Kingdom and Eire                                                      -            (1,541)          (3,483)

PROFIT ON DISPOSAL OF ST MATTHEWS HOUSE                                      -               760                -

COSTS OF ABORTIVE DISPOSAL OF WACE USA                                       -              (530)               -
------------------------------------------------------------------------------------------------------------------

OPERATING (LOSS)/PROFIT BEFORE IMPAIRMENTS                              (6,837)           (7,879)           9,990

IMPAIRMENT OF GOODWILL - CONTINUING ACTIVITIES                          (7,178)          (45,750)               -

IMPAIRMENT OF FIXED ASSETS
United States of America - continuing activities                             -            (1,399)               -
United Kingdom and Eire - continuing activities                              -            (3,457)               -
United Kingdom and Eire - discontinued activities                            -            (2,222)
France - continuing activities                                            (761)                -                -
------------------------------------------------------------------------------------------------------------------
                                                                       (14,776)          (60,707)           9,990
------------------------------------------------------------------------------------------------------------------


The operating loss before impairment in France of pound sterling 4,829,000 is stated after an exceptional charge of pound sterling 1,826,000 relating to the restructuring of this operation as announced in December 1998. The restructuring has commenced but is not without risk, and accordingly the Board continues to carefully monitor these businesses to ensure appropriate actions are taken to minimise losses and liabilities arising from this operation.

On 29 June 1999 it was announced that the French subsidiaries of Wace Group PLC, Seven France SA, Seven France Holdings SA, Seven France Services SARL and Photogravure du Sud Parisien SAS filed, or were in the process of filing for judicial liquidation. The net liabilities as included in the consolidated balance sheet at 31 December 1998, amounted to pound sterling 3m.

NET ASSETS                                                               1998                1997
                                                                        TOTAL               Total
CAPITAL EMPLOYED                                                        pound               pound
                                                                  sterling000         sterling000
--------------------------------------------------------------------------------------------------
CONTINUING ACTIVITIES
United States of America                                               23,891              29,107
United Kingdom                                                          7,222               6,765
France                                                                 (3,002)              2,423
--------------------------------------------------------------------------------------------------
                                                                       28,111              38,295
ACQUIRED ACTIVITIES
Australia                                                               1,549                   -

DISCONTINUED ACTIVITIES
United States of America                                                    -                (137)
United Kingdom and Eire                                                 1,964              38,639
--------------------------------------------------------------------------------------------------

                                                                       31,624              76,797

Properties for resale                                                   8,953               2,561
Vacant premises provision                                              (1,313)             (1,417)
Net cash/(borrowings)                                                   8,354             (36,901)
--------------------------------------------------------------------------------------------------
                                                                       47,618              41,040
--------------------------------------------------------------------------------------------------


2. COST OF SALES AND OPERATING EXPENSES

                                                                                                                         *restated
                                                                             1998                                             1997

                                        CONTINUING    DISCONTINUED          TOTAL     Continuing       Discontinued          Total
                                             pound           pound          pound          pound              pound          pound
                                       sterling000     sterling000    sterling000    sterling000        sterling000    sterling000
----------------------------------------------------------------------------------------------------------------------------------
COST OF SALES
Impairment of fixed assets                     761               -            761          4,856              2,222          7,078
Other                                       80,956          49,887        130,843         78,129            130,945        209,074
----------------------------------------------------------------------------------------------------------------------------------
                                            81,717          49,887        131,604         82,985            133,167        216,152
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Administrative expenses                     25,970          10,503         36,473         19,934             16,167         36,101
Distribution costs                          21,472           2,022         23,494         19,379             12,193         31,572
----------------------------------------------------------------------------------------------------------------------------------
                                            47,442          12,525         59,967         39,313             28,360         67,673
Impairment of goodwill                       7,178               -          7,178         45,750                  -         45,750
----------------------------------------------------------------------------------------------------------------------------------
                                            54,620          12,525         67,145         85,063             28,360        113,423
----------------------------------------------------------------------------------------------------------------------------------



                                                                        *restated
                                                                             1996

                                        CONTINUING    DISCONTINUED          Total
                                             pound           pound          pound
                                       sterling000     sterling000    sterling000
---------------------------------------------------------------------------------
COST OF SALES
Impairment of fixed assets                       -               -              -
Other                                       97,442         126,434        223,876
---------------------------------------------------------------------------------
                                            97,442         126,434        223,876
---------------------------------------------------------------------------------
OPERATING EXPENSES
Administrative expenses                     20,726          35,982         56,708
Distribution costs                          26,970           5,521         32,491
---------------------------------------------------------------------------------
                                            47,696          41,503         89,199
Impairment of goodwill                           -               -              -
---------------------------------------------------------------------------------
                                            47,696          41,503         89,199
---------------------------------------------------------------------------------


3. IMPAIRMENTS

In the light of the trading performance in France in 1998, the Board has reviewed the carrying value of the tangible fixed assets employed in these operations and the goodwill associated with these businesses previously written off to reserves. As a result of this review, the tangible fixed assets have been written down by pound sterling 761,000 and pound sterling 7,178,000 of goodwill written off through the profit and loss account. The write-off of goodwill has no effect on the Group's net assets.

In 1997 the Board decided that properties occupied by the Group should be carried at their existing use valuations as determined by independent valuers. The adoption of this basis resulted in an impairment of pound sterling 7,078,000. In 1997, following the termination of discussions with potential purchasers of Wace USA Inc. and its trading performance in 1997, the directors considered that goodwill of pound sterling 45,750,000 associated with these businesses had been permanently impaired. This write-off had no effect on the Group's net assets.

In preparing the 1998 accounts, the directors have restated the 1997 comparatives to show fixed asset impairments within cost of sales and the impairment of goodwill as a charge in arriving at operating loss. These restatements which do not effect the disclosed loss before tax in 1997, have been made to present items on a consistent basis with 1998 and to comply with the requirements of the new Financial Reporting Standard 11 relating to the impairment of assets.


4. LOSSES ON DISCONTINUANCE OF ACTIVITIES

As discussed in the Statement to Shareholders, during the year the Group completed the disposal of the majority of its printing operations. The loss on discontinuance of activities arises as follows:

(i) the disposal of certain UK based specialist printing operations on 1 May 1998 for an aggregate consideration of pound sterling 52.7m, which gave rise to a surplus on disposal, after provisions and costs, of pound sterling 26.9m. After reinstating and charging goodwill previously written off to reserves of pound sterling 25.7m the disposal gave rise to a profit of pound sterling 1.2m. These businesses contributed turnover of pound sterling 24.3m and generated an operating profit of pound sterling 1.6m in the current year's results.

(ii) the disposal of the Group's USA based Memphis screen printing operation for an aggregate consideration of pound sterling 0.1m, which gave rise to a loss on disposal after provisions and costs, of pound sterling 1.2m. This business contributed turnover of pound sterling 3.9m and gave rise to an operating loss of pound sterling 0.8m in the current year's results.

(iii) the disposal of the Group's UK packaging print plant based in Hinckley Leicestershire for an aggregate consideration of pound sterling 7.8m and the disposal of assets at Maybole in Ayrshire for pound sterling 0.4m, which gave rise to a deficit on disposal after provisions and costs of pound sterling 6.9m. After reinstating and charging goodwill previously written off to reserves of pound sterling 18.4m, the disposal gave rise to a loss of pound sterling 25.3m. This business contributed turnover of pound sterling 20.4m and gave rise to an operating loss of pound sterling 3.2m in the current year's results.

(iv) other losses on discontinuance relate to underprovisions against assets made in respect of the discontinuance of certain of the Group's printing operations in 1997, net of cash proceeds of pound sterling 0.4m, and amount to pound sterling 0.7m.

Net operating cash outflow from these businesses was pound sterling 4.0m and capital expenditure was pound sterling 1.2m in the period to date of discontinuance. Other cash flows were not material.

The results of these operations are shown as discontinued operations in the Profit and Loss Account and in the segmental analyses in note 1.

                                                                        1998               1997              1996
THE FINANCIAL EFFECTS OF THE DECISIONS TO
  DISCONTINUE THE ACTIVITIES WERE AS FOLLOWS:                          pound              pound             pound
                                                                 sterling000        sterling000       sterling000
------------------------------------------------------------------------------------------------------------------
Cash consideration                                                    53,079              9,924                 -
Deferred consideration                                                 1,500              2,474                 -
Net overdraft/(cash) disposed of                                       1,474               (577)                -
Debt disposed of                                                       5,325              2,140                 -
------------------------------------------------------------------------------------------------------------------
Net proceeds                                                          61,378             13,961                 -
------------------------------------------------------------------------------------------------------------------
Net assets disposed of or written down                                37,674             11,571             2,642
Vacant premises provision                                                264                  -               400
Costs of discontinuance                                                5,373                990               727
------------------------------------------------------------------------------------------------------------------
                                                                      43,311             12,561             3,769
------------------------------------------------------------------------------------------------------------------
Profit/(loss) on discontinuance before goodwill                       18,067              1,400            (3,769)

Goodwill previously written off to reserves                          (44,071)           (11,927)           (4,424)
------------------------------------------------------------------------------------------------------------------
Losses on discontinuance before taxation                             (26,004)           (10,527)           (8,193)
Taxation                                                                 919                666             1,511
------------------------------------------------------------------------------------------------------------------
Losses on discontinuance after taxation                              (25,085)            (9,861)           (6,682)
------------------------------------------------------------------------------------------------------------------



                                                                        1998               1997              1996
                                                                       pound              pound             pound
                                                                 sterling000        sterling000       sterling000
------------------------------------------------------------------------------------------------------------------
NET CASH INFLOWS IN RESPECT OF THE
  DISCONTINUANCES COMPRISED:
Cash consideration                                                    53,079              9,924                 -
Net overdrafts/(cash) disposed of                                      1,474               (577)                -
------------------------------------------------------------------------------------------------------------------
Cash proceeds of disposal                                             54,553              9,347                 -
Cost of discontinuance                                                (4,186)              (990)             (318)
------------------------------------------------------------------------------------------------------------------
                                                                      50,367              8,357              (318)
------------------------------------------------------------------------------------------------------------------

5. NET FINANCE COSTS

                                                                          1998                1997               1996
                                                                         pound               pound              pound
                                                                   sterling000         sterling000        sterling000
----------------------------------------------------------------------------------------------------------------------
INTEREST PAYABLE ON
Bank borrowings                                                          1,074               3,124              3,558
Finance leases                                                             355                 521                277
Other borrowings                                                            39                 293                 79
----------------------------------------------------------------------------------------------------------------------
                                                                         1,468               3,938              3,914
AMORTISATION OF DEBT ISSUE COSTS                                           116                  98                125
INTEREST RECEIVABLE                                                       (666)               (350)              (202)
----------------------------------------------------------------------------------------------------------------------
                                                                           918               3,686              3,837
COSTS OF RENEGOTIATING FACILITIES                                            -               2,129                  -
----------------------------------------------------------------------------------------------------------------------
                                                                           918               5,815              3,837
----------------------------------------------------------------------------------------------------------------------


6. LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                                          1998                1997               1996
                                                                         pound               pound              pound
                                                                   sterling000         sterling000        sterling000
----------------------------------------------------------------------------------------------------------------------
THE LOSS IS STATED AFTER CHARGING/(CREDITING)
Auditors' remuneration for audit services                                  200                 352                277
Loss/(profit) on disposal of fixed assets                                  234                (913)              (180)

Operating lease rentals
Land and buildings                                                       3,505               5,721              5,090
Plant and equipment                                                      1,813               3,564              4,557

Depreciation and impairments
Owned assets                                                             9,829              14,016             15,565
Assets held under finance leases                                           629               2,042              1,428
Impairment of fixed assets                                                 761               7,078                  -
Amortisation of goodwill                                                    55                   -                  -


Amounts paid to Arthur Andersen and their associates by the Company and its United Kingdom subsidiaries in respect of non-audit services were pound sterling 355,000 (1997 - pound sterling 913,000, 1996 - pound sterling 150,000).

7. EMPLOYEES

                                                                1998                1997               1996
-----------------------------------------------------------------------------------------------------------
AVERAGE NUMBER OF EMPLOYEES BY ACTIVITY
Production                                                     1,918               2,824              3,206
Administrative and management                                    434                 540                604
Distribution and sales                                           375                 586                607
-----------------------------------------------------------------------------------------------------------
                                                               2,727               3,950              4,417
-----------------------------------------------------------------------------------------------------------
ACTUAL NUMBER OF EMPLOYEES AT PERIOD END
Production                                                     1,327               2,577              2,987
Administrative and management                                    357                 440                600
Distribution and sales                                           245                 581                582
-----------------------------------------------------------------------------------------------------------
                                                               1,929               3,598              4,169
-----------------------------------------------------------------------------------------------------------



EMPLOYMENT COSTS                                               pound               pound              pound
                                                         sterling000         sterling000        sterling000
-----------------------------------------------------------------------------------------------------------
Wages and salaries                                            79,138             110,044            116,924
Social security costs                                          8,852              10,473             12,336
Other pension costs                                            2,303               2,510              3,015
-----------------------------------------------------------------------------------------------------------
                                                              90,293             123,027            132,275
-----------------------------------------------------------------------------------------------------------


PENSIONS
The continuing Group operates a number of individual small pension schemes, all of which are defined contribution schemes. In all cases the assets of the scheme are held separately from those of the Group in independently administered funds. In addition there are unfunded obligations in respect of arrangements in France and provision is made as set out in note 21.

In the period up to 1 May 1998, the pension costs in respect of defined contribution schemes are based on actuarial methods and assumptions designed to ensure that regular pension cost represents a substantially level percentage of the current and future pensionable payrolls. Post acquisition variations from regular cost are spread over the remaining service lives of current employees in the scheme. On 1 May 1998 all defined benefit schemes were disposed of as part of the discontinuance of certain UK based specialist printing operations.

8. DIRECTORS

EMOLUMENTS
The individual remuneration of the directors was:

                                                                                               1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------
                                                FEES      BASIC        BONUS      TAXABLE
                                        AS DIRECTORS     SALARY                  BENEFITS     TOTAL        TOTAL       TOTAL
                                               pound      pound        pound        pound     pound        pound       pound
                                            sterling   sterling     sterling     sterling  sterling     sterling    sterling
                                                 000        000          000          000       000          000         000
CHAIRMAN
P M Brown                                       84           -           16           5        105           64           -

EXECUTIVE
D Ashley                                         -         185           57          11        253          167         144
S R Puckett                                      -         185           57          12        254          193         173

NON-EXECUTIVE
H V Reid                                       *24           -            -           -         24           23          15
L L Haddon                                      18           -            -           -         18            8           -

FORMER DIRECTORS
T C Grice (resigned 31 March 1998)               -          82            -           3         85          345         321
J F B Hunter (retired 1 June 1998)               8           -            -           1          9           18          15
F H ten Bos (retired 20 May 1997)                -           -            -           -          -           32          50
R M Brudzinski (resigned 1 July 1997)            -           -            -           -          -           90          86
H W Laughland (retired 14 May 1996)              -           -            -           -          -            -           6
K E Todd (resigned 24 June 1996)                 -           -            -           -          -            -         101
---------------------------------------------------------------------------------------------------------------------------
                                               134          452         130          32        748          940         911
---------------------------------------------------------------------------------------------------------------------------

In addition T C Grice received pound sterling 300,000 as compensation for loss of office.

In addition R M Brudzinski received pound sterling 173,000 as compensation for loss of office.

In addition K E Todd received pound sterling 209,000 as compensation for loss of office.

The basic salary for each executive director includes a provision to allow individuals to contribute to personal pension arrangements.

* Includes an additional payment for H V Reid's Chairmanship of the Remuneration and Audit committees.

INTERESTS IN THE COMPANY (ALL BENEFICIAL)

SHARE CAPITAL                                       Ordinary Shares                    Preference Shares
-----------------------------------------------------------------------------------------------------------
                                        31 DECEMBER        1 January      31 DECEMBER          1 January
                                               1998             1998             1998              1998

CHAIRMAN
P M Brown                                   500,000          375,000                -                -

EXECUTIVE
D Ashley                                     21,111           21,111                -                -
S R Puckett                                  28,000           28,000            4,000            4,000
T C Grice (resigned 31 March 1998)         *204,622          204,622                -                -

NON-EXECUTIVE
J F B Hunter (retired 1 June 1998)          *25,400           25,400                -                -
H V Reid                                     40,000           40,000                -                -
L L Haddon                                  150,000           50,000                -                -

SHARE OPTIONS                                                       OPTIONS UNDER ORDINARY SHARE OPTION SCHEMES
---------------------------------------------------------------------------------------------------------------------------------

                                           31 DECEMBER      Granted     1 January       Exercise        From               To
                                                  1998       during          1998          price
                                                           the year
CHAIRMAN
P M Brown                                            -             -            -               -                  -            -

EXECUTIVE
D Ashley                                        50,000             -       50,000          171.00p        8 Sep 1996   7 Sep 2003
                                                50,000             -       50,000          243.00p       23 Mar 1997  22 Mar 2004
                                                50,000             -       50,000          236.00p       31 May 1998  30 May 2005
                                                50,000             -       50,000          140.00p       30 Sep 1999  29 Sep 2006
                                               400,000     **400,000            -           37.00p        1 Jun 2001  31 May 2008

S R Puckett                                      7,724             -        7,724          384.81p        8 Jun 1992   7 Jun 1999
                                                20,000             -       20,000          313.60p        9 Feb 1993   8 Feb 2000
                                                70,000             -       70,000          165.83p        8 Jun 1995   7 Jun 2002
                                                80,000             -       80,000          124.00p        2 Jun 1996   1 Jun 2003
                                                75,000             -       75,000          243.00p       23 Mar 1997  22 Mar 2004
                                               400,000     **400,000            -           37.00p        1 Jun 2001  31 May 2008

NON-EXECUTIVE
H V Reid                                             -             -            -               -                  -            -
L L Haddon                                           -             -            -               -                  -            -



All options granted during the year were granted under the 1996 Wace Executive Share Option Scheme, as amended and approved by resolution at the AGM on 1 June 1998. The middle market price of the Company's Ordinary Shares on 31 December 1998 was 54p per share and the range during the year was 16.5p to 54p. On 28 January 1999, the middle market price of the Company's Ordinary Shares reached 74p. There were no changes to the directors' beneficial interests shown above from 1 January 1999 to 10 February 1999.

*At date of resignation.

** These options, which were granted on 1 June 1998, are only exercisable if the market price of the Ordinary Shares reaches 74p per share at any time between 1 June 1998 and the exercise date, or after 1 June 2004, 74p increased in each year by two per cent above the then most recently published inflation figure derived from the Retail Prices Index. As the market price of the Ordinary Shares reached 74p on 28 January 1999 these options are now exercisable subject to the normal rules of the Scheme.

On 1 June 1998, Peter Brown was granted phantom options over the equivalent of 300,000 Ordinary Shares under which he will be entitled to receive a cash payment calculated as the difference between 37p and the middle market price of an Ordinary Share on the date of exercise multiplied by the number of Ordinary Shares over which the phantom options are deemed to be exercised. The phantom options are only exercisable if the market price of the Ordinary Shares reaches 74p per share at any time between 1 June 1998 and the exercise date, or after 1 June 2004, 74p increased in each year by two per cent above the then most recently published inflation figure derived from the Retail Prices Index. As the market price of the Ordinary Shares reached 74p on 28 January 1999 these options are now exercisable subject to the normal rules of the Scheme.

On 2 June 1993, Stephen Puckett was granted phantom options over the equivalent of 70,000 Ordinary Shares under which he will be entitled to receive a cash payment calculated as the difference between 124p and any higher middle market price of an Ordinary Share on the date of exercise (subject to a maximum of 41.83p) multiplied by the number of Ordinary Shares over which the phantom options are deemed to be exercised. The phantom options are exercisable at the same time and on the same terms as the 80,000 share options granted to him with an exercise price of 124p. The maximum sum payable in respect of the phantom options is pound sterling 29,281.


9. TAX ON LOSS ON ORDINARY ACTIVITIES

                                                                                    1998               1997                1996
                                                                        pound sterling000  pound sterling000   pound sterling000
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM
Corporation tax (credit)/charge @ 31.0% (1997 -  31.5%, 1996 - 33%)
on result for the year                                                                  -             (1,509)              2,726
Corporation tax prior year adjustment                                                (567)               319                   -
Transfer from deferred tax (see note 21)                                             (840)              (274)             (2,292)
Advance corporation tax written off                                                   659              2,709                   -
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     (748)             1,245                 434
-----------------------------------------------------------------------------------------------------------------------------------

OVERSEAS
Tax  charges/(credits) on results for the year                                        453             (2,269)                442
Tax on disposal of freehold property                                                    -              1,450                   -
Transfer to/(from) deferred tax (see note 21)                                          87               (766)                560
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      540             (1,585)              1,002
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     (208)              (340)              1,436
-----------------------------------------------------------------------------------------------------------------------------------

10. DIVIDENDS

                                                             1998                 1997              1996

                                                    pound sterling 000      pound sterling 000     pence(net)   pound sterling 000
----------------------------------------------------------------------------------------------------------------------------------

ORDINARY
Interim                                                            -            -                   1.85                1,466
Final                                                              -            -                   1.15                  910
----------------------------------------------------------------------------------------------------------------------------------
                                                                   -            -                   3.00                2,376

Preference (non-equity) (see note 22)                          3,133        3,134                                       3,133
----------------------------------------------------------------------------------------------------------------------------------
                                                               3,133        3,134                                       5,509
----------------------------------------------------------------------------------------------------------------------------------



11. LOSS PER SHARE

The calculation of loss per share is based on the loss for the financial year of pound sterling 41,490,000 (1997 - loss pound sterling 76,083,000, 1996 - loss pound sterling 3,476,000) less preference dividends of pound sterling 3,133,000 (1997 - pound sterling 3,134,000, 1996 - pound sterling 3,133,000). The weighted average number of shares for this purpose is 79,158,347 (1997 - 79,158,285, 1996
- 79,076,168).

There was no dilutive potential arising either through the conversion of Preference Shares or the exercise of Share Options during the year.


12. FIXED ASSETS - INTANGIBLE ASSETS

                                                                        1998

Goodwill                                                     pound sterling000
-------------------------------------------------------------------------------
COST
Arising on acquisition Colour Imaging Group on 1 July 1998               2,162
Exchange differences                                                       (13)
-------------------------------------------------------------------------------
At 31 December 1998                                                      2,149
-------------------------------------------------------------------------------
AMORTISATION
Amortisation in the year                                                    55

At 31 December 1998                                                         55
-------------------------------------------------------------------------------
NET BOOK VALUE
At 31 December 1998                                                      2,094
-------------------------------------------------------------------------------

13. ACQUISITIONS

On 1 July 1998, the Group completed the acquisition of the trade, fixed assets and certain liabilities of Colour Imaging Pty Limited and its associated company Gardeed Pty Limited in Sydney, Australia. The acquisition has been accounted for using acquisition accounting and the results for the six months post acquisition period are separately identified in note 1.

The following table sets out the book value of the identifiable assets and liabilities acquired. No fair value adjustments were considered necessary or made to the identifiable assets and liabilities acquired.

                                                                                                              1998
                                                                                                              pound sterling000
---------------------------------------------------------------------------------------------------------------------------------
ASSETS/LIABILITIES ACQUIRED
Tangible fixed assets                                                                                                272
Stock                                                                                                                 31
Finance lease obligations                                                                                           (150)
Provisions for liabilities and charges                                                                              (205)
-------------------------------------------------------------------------------------------------------------------------

Net liabilities acquired                                                                                             (52)
-------------------------------------------------------------------------------------------------------------------------

PURCHASE CONSIDERATION
Initial consideration                                                                                                742
Deferred consideration                                                                                             1,336
Incidental costs of acquisition                                                                                       32
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,110
-------------------------------------------------------------------------------------------------------------------------

GOODWILL ARISING (SEE NOTE 12)                                                                                     2,162
-------------------------------------------------------------------------------------------------------------------------


NET CASH OUTFLOW IN RESPECT OF THE ACQUISITION COMPRISED:
Initial consideration                                                                                                742
Incidental costs of acquisition                                                                                       32
-------------------------------------------------------------------------------------------------------------------------

                                                                                                                     774
-------------------------------------------------------------------------------------------------------------------------

14. FIXED ASSETS - TANGIBLE ASSETS

                                                                                                                          GROUP
-------------------------------------------------------------------------------------------------------------------------------
                                                                              Land and       Plant,                       TOTAL
                                                                             buildings    equipment
                                                                                         and vehicles
                                                                     pound sterling000   pound sterling000   pound sterling000
-------------------------------------------------------------------------------------------------------------------------------
COST OR VALUATION
At 1 January 1998                                                               31,132      120,017                  151,149
Additions                                                                          196        7,090                    7,286
Acquisition of subsidiary                                                            -          967                      967
Disposals                                                                       (7,417)     (66,898)                 (74,315)
Transferred to properties for resale                                           (11,082)           -                  (11,082)
Exchange differences                                                               (83)          68                      (15)
-------------------------------------------------------------------------------------------------------------------------------
At 31 December 1998                                                             12,746       61,244                   73,990
-------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF COST OR VALUATION
Cost                                                                             5,458       61,244                   66,702
1990 valuation                                                                   1,465            -                    1,465
1997 valuation                                                                   5,823            -                    5,823
-------------------------------------------------------------------------------------------------------------------------------
At 31 December 1998                                                             12,746       61,244                   73,990
-------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION
At 1 January 1998                                                                6,595       78,215                   84,810
Depreciation                                                                       604       10,615                   11,219
Acquisition of subsidiary                                                            -          695                      695
Disposals                                                                       (3,877)     (44,231)                 (48,108)
Transferred to properties for resale                                              (154)           -                     (154)
Exchange differences                                                               (28)          95                       67
-------------------------------------------------------------------------------------------------------------------------------
At 31 December 1998                                                              3,140       45,389                   48,529
-------------------------------------------------------------------------------------------------------------------------------


ANALYSIS OF NET BOOK VALUE AT 31 DECEMBER                                                             1998         1997
--------------------------------------------------------------------------------------------------------------------------------

                                                                                          pound sterling000   pound sterling 000
--------------------------------------------------------------------------------------------------------------------------------
Freehold land                                                                                         2,013        6,667
Freehold buildings                                                                                    5,125       14,660
Short leasehold buildings                                                                             2,468        3,210
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      9,606       24,537

Owned plant, equipment and vehicles                                                                  13,710       36,662
Plant, equipment and vehicles held under finance leases                                               2,145        5,140
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     25,461       66,339
--------------------------------------------------------------------------------------------------------------------------------



Certain freehold properties occupied by the Group, were valued at their existing use valuation as determined by Richard Ellis, Chartered Surveyors, as at 31 December 1997.

The carrying amount of revalued land and buildings as determined according to historical cost accounting rules is:

                                                                                                   1998                 1997
                                                                                            pound sterling000   pound sterling000
-----------------------------------------------------------------------------------------------------------------------------------
Cost                                                                                                 18,418       38,331
Provision for permanent impairment                                                                   (7,078)      (7,078)
Depreciation                                                                                         (1,939)      (7,997)
------------------------------------------------------------------------------------------------------------------------
Net book value                                                                                        9,401       23,256
------------------------------------------------------------------------------------------------------------------------


The Group at 31 December 1998 had capital commitments of pound sterling 1,352,000 (1997 - pound sterling 4,519,000).



15. FIXED ASSETS - INVESTMENTS

GROUP

At 31 December 1998, the Group had a fixed asset investment of pound sterling 75,000, being its 5% investment in Bezier Holdings Limited, purchaser of the specialist printing businesses disposed of by the Group on 1 May 1998.

COMPANY
                                                                          Loans               Shares            TOTAL
                                                                       to Group             in Group
                                                                      Companies            Companies
                                                              pound sterling000    pound sterling000    pound sterling000
                                                             ------------------   ------------------   ------------------
COST
At 1 January 1998                                                      22,487              254,812              277,299
Subsidiaries disposed of during the year                                    -              (75,621)             (75,621)
Exchange differences                                                     (249)                   -                 (249)
-----------------------------------------------------------------------------------------------------------------------
At 31 December 1998                                                    22,238              179,191              201,429
-----------------------------------------------------------------------------------------------------------------------
PROVISIONS
At 1 January 1998                                                           -               95,822               95,822
Provided during the year                                                    -               26,840               26,840
Released during the year                                                    -              (44,327)             (44,327)
Subsidiaries disposed of during the year                                    -              (28,688)             (28,688)
-----------------------------------------------------------------------------------------------------------------------
At 31 December 1998                                                         -               49,647               49,647
-----------------------------------------------------------------------------------------------------------------------

                                                                                                   1998                1997
                                                                                           pound sterling000   pound sterling000
--------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET BOOK VALUE AT 31 DECEMBER
Loans to Group Companies                                                                             22,238       22,487
Shares in Group Companies                                                                           129,544      158,990

                                                                                                    151,782      181,477
Shares in unlisted companies stated at cost                                                              75            -
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    151,857      181,477
------------------------------------------------------------------------------------------------------------------------


The principal subsidiaries of the Group are as follows:

UNITED KINGDOM                                                AUSTRALIA
Seven Worldwide PLC          -  Digital graphic imaging       Seven Sydney Pty Limited     -  Digital graphic imaging

Wace UK Holdings Limited     -  Property investment
Gallions Estates Limited     -  Property trading              FRANCE
                                                              Seven France SA.             -  Digital graphic imaging
UNITED STATES OF AMERICA
Seven Worldwide Inc.         -  Digital graphic imaging

16. STOCK

                                                            GROUP                                    COMPANY
------------------------------------------------------------------------------------------------------------------------------

                                                 1998                  1997                  1998                   1997
                                         pound sterling000    pound sterling000    pound sterling000     pound sterling000
Raw materials                                     1,062                3,410                     -                    -
Work in progress                                  2,620                7,912                     -                    -
Finished goods                                        -                2,524                     -                    -
------------------------------------------------------------------------------------------------------------------------------
                                                  3,682               13,846                     -                    -
------------------------------------------------------------------------------------------------------------------------------



17. DEBTORS

                                                                         GROUP                             COMPANY
---------------------------------------------------------------------------------------------------------------------------------
                                                           1998                1997                   1998                1997
                                                   pound sterling000   pound sterling000      pound sterling000  pound sterling000
AMOUNTS RECOVERABLE WITHIN ONE YEAR
Trade debtors                                              24,637                 48,126                    -                 -
Amounts due from subsidiary undertakings                        -                      -               86,824            43,725
Advance corporation tax                                         -                      -                    -                14
Corporation tax recoverable                                   550                  2,607                   48                 -
Pension prepayment                                            187                     94                    -                 -
Deferred consideration                                        491                  1,292                    -                 -
Other debtors, prepayments and accrued income               3,429                  4,317                   24               268
---------------------------------------------------------------------------------------------------------------------------------

                                                           29,294                 56,436               86,896            44,007
---------------------------------------------------------------------------------------------------------------------------------

AMOUNTS RECOVERABLE AFTER ONE YEAR
Pension prepayment                                              -                    936                    -                 -
Deferred consideration                                      2,060                    990                    -                 -
Other debtors                                                 256                    293                    -                 -
---------------------------------------------------------------------------------------------------------------------------------

                                                           31,610                 58,655               86,896            44,007
---------------------------------------------------------------------------------------------------------------------------------



Other debtors include short term relocation assistance loans to one non-director officer of the Group of pound sterling 33,500 (1997 - pound sterling 170,000).

18. CASH AT BANK AND IN HAND

Pursuant to an agreement dated 15 April 1998 for the sale of the UK specialist printing businesses, an amount of pound sterling 3.3m was paid into escrow on 11 January 1999 pending the resolution of the contingent liability referred to in note 21. The directors do not consider that placing these funds into escrow reflects any change in the nature of that contingent liability.

19. CREDITORS

                                                                       GROUP                              COMPANY
--------------------------------------------------------------------------------------------------------------------------------
                                                              1998                1997               1998               1997
                                                     pound sterling000   pound sterling000  pound sterling000  pound sterling000

AMOUNTS FALLING DUE WITHIN ONE YEAR
Trade creditors                                                  7,000          24,396                  -                  -
Bills of exchange                                                  237             893                  -                  -
Amounts owed to subsidiary undertakings                              -               -            101,774             42,813
Corporation tax                                                  1,025           1,735                  -                  -
Other taxes and social security costs                            2,756           6,130                  -                  -
Deferred consideration payable                                     235               -                  -                  -
Pension accrual                                                    286             290                  -                  -
Other creditors, accruals and deferred income                   13,835          22,890                 72                710
Accrued preference dividend                                      1,303           1,303              1,303              1,303
--------------------------------------------------------------------------------------------------------------------------------
                                                                26,677          57,637            103,149             44,826
--------------------------------------------------------------------------------------------------------------------------------


                                                                       GROUP                                 COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
                                                              1998                1997                1998                1997
                                                      pound sterling000   pound sterling000   pound sterling000   pound sterling000
AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Amounts owed to subsidiary undertakings                               -                -               69,405               71,487
Pension accrual                                                      21                -                    -                    -
Deferred consideration payable                                      940                -                    -                    -
Other creditors                                                     902              992                    -                    -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  1,863              992               69,405               71,487
----------------------------------------------------------------------------------------------------------------------------------


20. DEBT

ANALYSIS OF DEBT FALLING DUE WITHIN ONE YEAR                      GROUP                                 COMPANY

----------------------------------------------------------------------------------------------------------------------------------
                                                         1998                1997                1998                1997
                                                 pound sterling000   pound sterling000   pound sterling000   pound sterling000
Overdrafts                                                    -                1,254              515                4,722
Revolving credit facilities                                   -               10,909                -                9,470
Senior loan notes                                             -               11,703                -               11,703
Finance leases                                              658                1,577                -                    -
----------------------------------------------------------------------------------------------------------------------------------
                                                            658               25,443              515               25,895
----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF DEBT FALLING DUE AFTER MORE THAN ONE YEAR                1998
--------------------------------------------------------------------------------------------------------------

                                    Between             Between              Over               TOTAL
                                  1 & 2 years         2 & 5 years           5 years
                               pound sterling000   pound sterling000   pound sterling000   pound sterling000
--------------------------------------------------------------------------------------------------------------
GROUP
Revolving credit facilities                    -                 -                -                       -
Senior loan notes                              -                 -                -                       -
Finance leases                               865               899                -                   1,764
--------------------------------------------------------------------------------------------------------------
                                             865               899                -                   1,764
--------------------------------------------------------------------------------------------------------------
COMPANY
Revolving credit facilities                    -                 -                -                       -
Senior loan notes                              -                 -                -                       -
--------------------------------------------------------------------------------------------------------------
                                               -                 -                -                       -
--------------------------------------------------------------------------------------------------------------



                                                                  1997
------------------------------------------------------------------------------------------------------------
                                  Between              Between             Over               Total
                                1 & 2 years          2 & 5 years          5 years
                              pound sterling000    pound sterling000   pound sterling000   pound sterling000
------------------------------------------------------------------------------------------------------------

GROUP
Revolving credit facilities                3,261              2,097                     -               5,358
Senior loan notes                          3,499              2,249                     -               5,748
Finance leases                             1,132              3,637                 1,054               5,823
-------------------------------------------------------------------------------------------------------------
                                           7,892              7,983                 1,054              16,929
-------------------------------------------------------------------------------------------------------------
COMPANY
Revolving credit facilities                2,831              1,820                     -               4,651
Senior loan notes                          3,499              2,249                     -               5,748
-------------------------------------------------------------------------------------------------------------
                                           6,330              4,069                     -              10,399
-------------------------------------------------------------------------------------------------------------

21. PROVISIONS FOR LIABILITIES AND CHARGES

                                                                     GROUP                                  COMPANY
-----------------------------------------------------------------------------------------------------------------------------------

                                                           1998                 1997                1998                 1997
                                                    pound sterling000    pound sterling000   pound sterling000   pound sterling000
DEFERRED TAXATION
Capital allowances                                              (647)               2,577                -                   (6)
Other timing differences                                         828               (1,256)             213                  472
--------------------------------------------------------------------------------------------------------------------------------
                                                                 181                1,321              213                  466
--------------------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS
Vacant premises                                                1,313                1,417                -                    -
Reorganisations                                                2,109                1,661                -                    -
Pensions and other                                               468                  432                -                    -
--------------------------------------------------------------------------------------------------------------------------------
                                                               4,071                4,831              213                  466
--------------------------------------------------------------------------------------------------------------------------------



MOVEMENT ON PROVISIONS                                                                                                GROUP
-----------------------------------------------------------------------------------------------------------------------------------

                                         Deferred      Vacant             Re-                 Pensions                 TOTAL
                                         taxation  premises            organisations         and other
                               pound sterling 000  pound sterling 000  pound sterling000   pound sterling000      pound sterling000
At 1 January 1998                        1,321         1,417             1,661                    432                   4,831
Relating to disposals                     (335)            -                 -                      -                    (335)
Relating to acquisition                      -             -                 -                    205                     205
Utilised during the year                     -          (368)           (1,494)                  (272)                 (2,134)
Charged in the year                       (753)          264             1,826                     86                   1,423
Taxation on exchange adjustment            (77)            -                 -                      -                     (77)
Exchange differences                        25             -               116                     17                     158
-----------------------------------------------------------------------------------------------------------------------------------

At 31 December 1998                        181         1,313             2,109                    468                4,071
-----------------------------------------------------------------------------------------------------------------------------------


MOVEMENT ON PROVISIONS               COMPANY
-------------------------------------------------

                                    Deferred
                                    taxation
                                pound sterling000
At 1 January 1998                 466
Relating to disposals               -
Relating to acquisition             -
Utilised during the year            -
Charged in the year              (176)
Taxation on exchange adjustment   (77)
Exchange differences                -
-------------------------------------------------

At 31 December 1998               213
-------------------------------------------------

There is no potential deferred tax liability not provided for. Revalued properties are occupied by the Group in the course of its business. In the event of disposal at their carrying values, no material liability to taxation is expected to arise.

CONTINGENT LIABILITIES

TAXATION
The Group's liability to corporation tax for the year ended 31 December 1994 was reduced by tax losses arising on properties transferred intra Group. The Inland Revenue are challenging these losses. The directors are advised that the Group should succeed in its argument and accordingly no provision has been made for the tax or the interest thereon. In the event that the Inland Revenue were to be successful the Group would have liabilities at 31 December 1998 of pound sterling 5,389,000 for tax and pound sterling 1,276,000 for interest (see note
18).

22. SHARE CAPITAL

                                                                  Preference
Shares in issue                                     Ordinary    Pound Sterling1       Deferred
                                                   20p shares       shares            1p shares         TOTAL
                                                     Number         Number              Number      Pound Sterling000
                                                     ------     ---------------       ---------     -----------------
AUTHORISED
At 1 January and 31 December 1998                 115,025,881   61,909,407           8,541,680          85,000
---------------------------------------------------------------------------------------------------------------------

ALLOTTED, ISSUED AND FULLY PAID
At 1 January 1998                                  79,158,285   39,166,918           8,541,680          55,084
Savings related share option scheme                       989           -                    -               -

At 31 December 1998                                79,159,274   39,166,918           8,541,680          55,084
---------------------------------------------------------------------------------------------------------------------


The Deferred Shares and Preference Shares are classified as non-equity shareholders' funds. The Deferred Shares carry no right to participate in income or capital and are redeemable at par at the Company's option. The Preference Shares carry the right to a fixed cumulative preferential dividend of 8% net and are convertible into Ordinary Shares at the rate of 28.5714 per 100 Preference Shares held in each year up to 31 July 2005 when they shall otherwise be redeemed at par. Any amount of unpaid cumulative preference dividend is carried forward and becomes payable out of the profits of the Company on the next date on which the cumulative preference dividend is payable, in priority to the cumulative preference dividend payable on that date. The holders of the Preference Shares are entitled to receive notice of and attend and speak at any general meeting of the Company but are not entitled to vote upon any resolution at any such meeting unless at the date of the notice or requisition to convene the meeting any dividend on the convertible Preference Shares is six months or more in arrears after the date fixed for payment thereof.

SHARE OPTIONS

At 31 December 1998, 317 employees, including 2 full time directors, were members of the following share option schemes:

                EXECUTIVE SHARE OPTION SCHEMES                       SAVINGS RELATED SHARE OPTION SCHEMES
--------------------------------------------------------------------------------------------------------------------
         Number             Exercise period     Exercise               Number      Exercise period         Exercise
     of shares/                                price per             of shares/                            price per
        options         From           To          share              options      From         To         share

         63,649            1 Jun 1992  16 Jun 1999 384.81p              3,364      1 Dec 1996   1 Jun 1999   214.00p
         57,000            9 Feb 1993   8 Feb 2000 323.00p            285,292      1 Aug 1998   1 Feb 2001    92.00p
         65,000            9 Feb 1993   8 Feb 2000 313.60p             18,637      1 Jul 1999   1 Jan 2002   189.00p
          6,000           19 Sep 1994  18 Sep 2001 265.50p             20,465      1 Aug 2000   1 Feb 2003   189.00p
         90,000            8 Jun 1995   7 Jun 2002 165.83p            131,198      1 Dec 1999   1 Jun 2004   115.00p
         15,000            8 Jun 1995   7 Jun 2002 169.40p            741,800      1 Dec 2000   1 Jun 2005    30.00p
        110,000            2 Jun 1996   1 Jun 2003 124.00p
         50,000            8 Sep 1996   7 Sep 2003 171.00p
        125,000           23 Mar 1997  22 Mar 2004 243.00p
        100,000           28 Sep 1997  27 Sep 2004 242.33p
        135,000           31 May 1998  30 May 2005 236.00p
        195,000           30 Sep 1999  29 Sep 2006 140.00p
      3,400,000            1 Jun 2001 31 May 2008  37.00p
        350,000            6 Nov 2001   5 Nov 2008  26.00p

The total consideration received by the Company in respect of shares issued under share option schemes during the year amounted to pound sterling 297 (1997
- pound sterling nil).

23. RESERVES

                                                                                                                        GROUP
                                                         Share                                                         Profit
                                                       premium          Revaluation                Merger            and loss
                                                       account              reserve               reserve             account
                                             pound sterling000    pound sterling000     pound sterling000   pound sterling000
-----------------------------------------------------------------------------------------------------------------------------

At 1 January 1998                                       6,986              1,281                 4,849           (27,160)
Impairment of goodwill previously
  written off (see note 3)                                                     -                 7,178                 -
Transfer of revaluation surplus                             -             (1,076)                    -             1,076
Goodwill on business discontinued
  previously written off (see note 4)                       -                  -                44,071                 -
Retained loss for the year                                  -                  -                     -           (44,623)
Exchange adjustments arising on:
    results for the year                                    -                  -                     -              (329)
    net assets of overseas operations                       -                  -                     -              (123)
    hedging liabilities                                     -                  -                     -               327
Taxation on exchange                                        -                  -                     -                77
------------------------------------------------------------------------------------------------------------------------

At 31 December 1998                                     6,986                205                56,098           (70,755)
------------------------------------------------------------------------------------------------------------------------


                                                                                                                COMPANY
-----------------------------------------------------------------------------------------------------------------------
                                                                      Share                                      Profit
                                                                    premium               Merger               and loss
                                                                    account              reserve                account
                                                          pound sterling000    pound sterling000      pound sterling000
-----------------------------------------------------------------------------------------------------------------------
At 1 January 1998                                                   6,986                3,275               10,069
Retained loss for the year                                              -                    -               (2,444)
Exchange adjustments arising on:
    investments in overseas subsidiaries                                -                    -                  384
    hedging liabilities                                                 -                    -                  327
Taxation on exchange                                                    -                    -                   77
-----------------------------------------------------------------------------------------------------------------------

At 31 December 1998                                                 6,986                3,275                8,413
-----------------------------------------------------------------------------------------------------------------------



In accordance with the concession granted under Section 230 of the Companies Act 1985, the profit and loss account of Wace Group PLC has not been presented separately within these accounts. Of the amount available for appropriation, a profit of pound sterling 689,000 (1997 - loss pound sterling 85,829,000, 1996 - loss pound sterling 5,703,000) has been dealt with in the accounts of the Company.

24. RECONCILIATION OF OPERATING LOSS TO NET CASH INFLOW FROM OPERATING
ACTIVITIES

                                                                                                  *restated
                                                                                  1998                 1997
                                                                                 TOTAL                TOTAL
                                                                                 pound                pound
                                                                           sterling000          sterling000
------------------------------------------------------------------------------------------------------------
OPERATING LOSS ON ORDINARY ACTIVITIES                                          (14,776)             (60,707)

ADJUSTMENTS FOR NON CASH ITEMS
Amortisation of goodwill                                                            55                    -
Depreciation and impairment of fixed assets                                     11,219               23,136
Loss/(profit) on disposal of tangible fixed assets                                 234                 (913)
Goodwill                                                                         7,178               45,750
Exchange gain                                                                        -                 (104)

DECREASE/(INCREASE) IN WORKING CAPITAL
Stock                                                                            1,613                  188
Debtors                                                                          4,405                5,391
Creditors                                                                      (10,721)               1,797

OTHER MOVEMENTS
Properties for resale                                                            1,291                6,605
Provisions                                                                        (222)              (2,741)
------------------------------------------------------------------------------------------------------------
Net cash inflow from ordinary activities                                           276               18,402
------------------------------------------------------------------------------------------------------------

* see note 3


25. MOVEMENTS IN NET DEBT

                                        As at                         Exchange    Acquisitions                             AS AT
                                    1 January                         (gains)/             and            Other      31 DECEMBER
                                         1998       Cash Flows          losses       disposals          changes             1998
                                        pound            pound           pound           pound            pound            pound
                                  sterling000      sterling000     sterling000     sterling000       sterling000      sterling000
--------------------------------------------------------------------------------------------------------------------------------
Cash at bank                            (5,471)          (5,305)              -               -               -         (10,776)
Overdrafts                               1,254               69             151          (1,474)              -               -
--------------------------------------------------------------------------------------------------------------------------------
Net cash                                (4,217)          (5,236)            151          (1,474)              -         (10,776)
--------------------------------------------------------------------------------------------------------------------------------

Bank borrowings and senior
  loan notes                            33,718          (33,507)           (327)              -             116               -
Finance leases                           7,400           (1,342)              -          (5,175)          1,539           2,422
--------------------------------------------------------------------------------------------------------------------------------
Total gross debt/(funds)                41,118          (34,849)           (327)         (5,175)          1,655           2,422
--------------------------------------------------------------------------------------------------------------------------------
Total net debt/(funds)                  36,901          (40,085)           (176)         (6,649)          1,655          (8,354)
--------------------------------------------------------------------------------------------------------------------------------

26. RECONCILIATION OF MOVEMENT IN DEBT TO MOVEMENT IN CASH

                                                                             1998                  1997
                                                                            pound                 pound
                                                                      sterling000           sterling000
--------------------------------------------------------------------------------------------------------
Increase in net cash in the year                                           (6,710)                 (110)
Cash outflow from change in debt                                          (34,849)               (5,378)

Change in net debt resulting from cash flows                              (41,559)               (5,488)
Debt acquired with subsidiaries                                               150                     -
Debt disposed of with subsidiaries                                         (5,325)               (2,140)
New finance leases                                                          1,539                 2,090
Exchange differences                                                         (176)                  918
Net finance costs amortised in the year                                       116                    98
--------------------------------------------------------------------------------------------------------
Movement in net debt                                                      (45,255)               (4,522)
--------------------------------------------------------------------------------------------------------


27. OPERATING LEASE COMMITMENTS

                                                                                GROUP                              COMPANY
                                                             1998                1997              1998               1997
                                                            pound               pound             pound              pound
                                                      sterling000         sterling000       sterling000        sterling000
--------------------------------------------------------------------------------------------------------------------------
Annual commitments under operating leases
Land and buildings
Within 1 year                                                 435               1,104                 -                  -
Within 2 and 5 years                                        2,187               1,985                 -                  -
After 5 years                                               2,141               1,897                 -                  -
--------------------------------------------------------------------------------------------------------------------------
                                                            4,763               4,986                 -                  -
--------------------------------------------------------------------------------------------------------------------------
Plant and equipment
Within 1 year                                                 214                 656                 -                  -
Within 2 and 5 years                                        1,327               1,753                 -                  -
After 5 years                                                   -                 213                 -                  -
--------------------------------------------------------------------------------------------------------------------------
                                                            1,541               2,622                 -                  -
--------------------------------------------------------------------------------------------------------------------------

The annual committment in respect of operating leases of land and buildings includes rentals of vacant premises in respect of which provision has been made for future costs (see note 21).

28. POST BALANCE SHEET EVENT

On 19 January 1999, the Group completed the disposal of the trade and assets of Wace Corporate Print (WCP), a division of Wace Corporate Packaging PLC. In 1998 this business contributed turnover of pound sterling 11.2m (1997 - pound sterling 10.0m) and generated an operating loss of pound sterling 0.4m (1997 - loss pound sterling 0.8m). The results of this operation are shown as discontinued in the Profit and Loss Account and in the segmental analyses in note 1. The net assets of WCP as at 31 December 1998 were pound sterling 0.9m after taking account of pound sterling 1.0m of finance leases which are being assumed by the purchasers. The terms of the agreement for the disposal are as follows:

The contract dated 19 January 1999 between Wace Corporate Packaging PLC (1), GAC No. 137 Limited (2), Wace Corporate Print Limited (3), Wace Group PLC (4) and GAC No. 138 Limited (5) whereby Wace Corporate Packaging PLC agreed to transfer its corporate printing business at Swindon to GAC No. 137 Limited for consideration of pound sterling 3.0m, of which pound sterling 800,000 is in respect of an agreement not to compete, pound sterling 400,000 is in respect of goodwill and pound sterling 1.8m is in respect of net assets. The consideration is payable under the terms of a secured convertible loan agreement dated 19 January 1999 with pound sterling 112,000 repayable before 29 January 1999, a further sum as required to reduce the outstanding amount of the loan to pound sterling 1.143m before 19 July 1999 (whereupon the security is released) and a further pound sterling 38,000 before 29 July 1999. The balance of the consideration is repayable in six-monthly instalments beginning on 19 January 2000. On release of the security Wace Corporate Packaging PLC has an option to convert pound sterling 50,100 of the loan into shares representing 25.06 per cent. of the equity of GAC No. 137 Limited. In addition Wace Corporate Packaging PLC may convert the amount of any overdue instalments under the loan agreement into shares in GAC No. 137 Limited. Full conversion would result in Wace Corporate Packaging PLC holding 50.06 per cent. of GAC No. 137 Limited's issued shares.


29. SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The consolidated financial statements have been prepared in accordance with UK Generally Accepted Accounting Principles ("UK GAAP"), which differs in certain significant respects from US Generally Accepted Accounting Principles ("US GAAP"). A description of the significant differences between accounting principles that are applicable to the Company is given below:

(A) GOODWILL AMORTISATION

In each of the fiscal years ended prior to 31 December 1997, UK GAAP required or permitted purchased goodwill arising on consolidation to be set against equity shareholders' funds. In 1998, under UK GAAP, positive goodwill arising on aquisitions was capitalised and amortised over the shorter of its useful life and 20 years. Under US GAAP, goodwill arising on consolidation is capitalised and amortised over its expected useful life and charged against income. For the purpose of quantifying the difference between UK GAAP and US GAAP, the expected useful life of goodwill set against shareholders' funds for UK GAAP has been assumed at 35 years.

(B) LOSSES ON DISCONTINUANCES OF ACTIVITIES

Under both UK GAAP and US GAAP, the loss on disposal of a discontinued operation includes acquired goodwill relating to the discontinued operation to the extent that goodwill has not been charged to the profit and loss account. Under UK GAAP goodwill arising has been set against shareholders' funds whereas under US GAAP goodwill arising has been amortised over its expected useful life and charged to income. As a consequence the goodwill included as part of the loss on disposal under US GAAP is lower than under UK GAAP, the difference representing the amount of goodwill previously charged against income.

(C) REVALUATION OF  CERTAIN FREEHOLD PROPERTIES

Under UK GAAP it has become increasingly common for enterprises to revalue their fixed assets, in particular freehold and leasehold property, and to incorporate these revalued amounts in their financial statements. Where it is an enterprise's policy to include some or all of its fixed assets in the financial statements at a revalued amount, the charge for depreciation on such assets is based on the revalued amount and the remaining useful life.

(D) CASH FLOW STATEMENTS

The cash flow statements have been prepared in conformity with UK Financial Reporting Standard 1 (Revised) Cash Flow Statements. The principal differences between this statement and cash flow statements presented in accordance with US Financial Accounting Standard 95 are as follows:

1. Under UK GAAP, net cash flow from operating activities is determined before considering cash flows from (a) returns on investments and servicing of finance and (b) taxes paid. Under US GAAP, net cash flow from operating activities is determined after these items.

2. Under UK GAAP, capital expenditure is classified separately while under US GAAP, it is classified as an investing activity.

3. Under UK GAAP, dividends are classified separately while under US GAAP, dividends are classified as financing activities.

(E)      COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. This statement requires that all items that are to be required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. In addition to the losses attributable to ordinary shareholders shown below, the Comprehensive Statements of Income includes exchange losses arising on consolidation of pound sterling 125,000 and pound sterling 452,000 in the years ended 31 December 1998 and 1997 respectively. In addition pound sterling 168,000 was released from the revaluation reserve in the year ended December 31, 1997

(F)      COST OF RENEGOTIATING FACILITIES

In the fiscal year ended 31 December 1997, UK GAAP required the costs associated with the renegotiation of the Group's principal banking facilities to be charged against profits for the year then ended. Under US GAAP the costs should be charged against profits over the term of the facility. In the event of early redemption of the facility the balance of any finance costs should be charged against profits at that date.

The Group's facilities were renegotiated on 17 December 1997 on a fully secured basis through to 30 April 2000. The facilities were fully redeemed and cancelled by the Group in the fiscal year ended 31 December 1998

EFFECTS ON NET EARNINGS OF DIFFERENCES BETWEEN US GAAP AND UK GAAP

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                 31 DECEMBER 98             31 DECEMBER 97
                                                                                          POUND                      POUND
                                                                                   STERLING'000               STERLING'000
Loss attributable to ordinary
      shareholders in accordance with UK GAAP                                           (41,490)                   (76,083)

US GAAP adjustments:

               Goodwill amortisation                                                       (674)                    (2,138)
               Losses on discontinuances of activities                                    9,268                      2,164
               Revaluation of certain freehold properties                                    15                         27
               Impairment of goodwill                                                     1,641                     10,848
               Cost of renegotiating facilities                                          (2,095)                     2,095
                                                                                        =======                    =======

Net loss attributable to ordinary
    shareholders in accordance with US GAAP                                             (33,335)                   (63,087)
                                                                                        =======                    =======


Basic loss per ordinary share under US GAAP                                             (46.1p)                    (83.7p)
Basic loss per ordinary share from continuing operations
    under US GAAP                                                                       (21.4p)                    (72.9p)

Diluted loss per ordinary share under US GAAP                                           (46.1p)                    (83.7p)
Diluted loss per ordinary share from continuing operations
    under US GAAP                                                                       (21.4p)                    (72.9p)

The weighted average number of shares for the calculation of loss per share is 79,158,347 (1997 - 79,158,285)

There was no dilutive potential arising either through the conversion of preference shares or the exercise of share options during 1998 or 1997.

CUMULATIVE EFFECT ON EQUITY SHAREHOLDERS' FUNDS OF DIFFERENCES BETWEEN US GAAP AND UK GAAP

                                                                                AS AT                    AS AT
                                                                       31 DECEMBER 98           31 DECEMBER 97
                                                                                pound                    pound
                                                                         sterling'000             sterling'000
Equity shareholders' funds in accordance
      with UK GAAP                                                              8,366                    1,788

US GAAP adjustments:
      Unamortised goodwill                                                     17,289                   58,302
      Revaluation of certain freehold properties                                 (205)                  (1,281)
      Cost of renegotiating facilities                                              -                    2,095
                                                                              -------                  -------


EQUITY SHAREHOLDERS' FUNDS IN ACCORDANCE  WITH US GAAP                         25,450                   60,904
                                                                              =======                  =======



RECONCILIATION OF CASH FLOW STATEMENT OF DIFFERENCES BETWEEN US GAAP AND UK GAAP


                                                                        YEAR ENDED               YEAR ENDED
                                                                    31 DECEMBER 98           31 DECEMBER 97
                                                                             pound                    pound
                                                                      sterling'000             sterling'000
Net cash (outflow)/inflow from operating activities                         (8,070)                   6,862
Net cash inflow/(outflow) from investing activities                         49,629                     (464)
Net cash outflow from financing activities                                 (34,849)                  (6,288)
                                                                           -------                  -------
Net increase in cash and cash equivalents
      under US GAAP                                                          6,710                      110
                                                                           =======                  =======
Net increase in cash and cash equivalents
      under UK GAAP                                                          6,710                      110
                                                                           =======                  =======

(ii) Unaudited interim financial statements of Wace.


                                 WACE GROUP PLC
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                   (Unaudited)
               (In thousands of dollars, except per-share amounts)

                                                                                 March 31,
                                                                                   1999
                                                                                ---------
    ASSETS
    Current assets:
       Cash and cash equivalents                                                $   8,783
       Trade accounts receivable (net of allowances of $2,767)                     38,672
       Inventory                                                                    7,208
       Other current assets                                                        28,294
                                                                                ---------

              Total current assets                                                 82,957
    Property, plant, and equipment - net                                           37,836
    Goodwill and other intangible assets (net of accumulated amortization
        of $10,427)                                                                31,177
                                                                                ---------

              Total assets                                                      $ 151,970
                                                                                =========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
       Accounts payable and accrued expenses                                    $  36,230
       Other current liabilities                                                      536
                                                                                ---------

              Total current liabilities                                            36,766
    Other liabilities                                                              11,118
                                                                                ---------

              Total liabilities                                                    47,884
                                                                                ---------
    Preference shares ($1.61 par value, 61,909,407 shares authorized;
       39,166,918 shares issued and outstanding)                                   63,365
                                                                                ---------
    Commitments and contingencies
    Stockholders' Equity:
       Ordinary shares ($0.32 par value, 115,025,881 shares authorized;
         79,334,700 shares issued and outstanding)                                 25,614
       Additional paid-in capital                                                 129,790
       Retained deficit                                                          (114,683)
                                                                                ---------

          Total stockholders' equity                                               40,721
                                                                                ---------

               Total liabilities and stockholders' equity                       $ 151,970
                                                                                =========

             See Notes to Interim Consolidated Financial Statements

                                 WACE GROUP PLC
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATiONS
                                   (Unaudited)
                    (In thousands, except per-share amounts)



                                                       For the Three Months Ended
                                                               March 31,
                                                       --------------------------
                                                         1999            1998
                                                       --------        --------
Revenues                                               $ 52,058        $ 50,832
Cost of revenues                                         35,164          34,390
                                                       --------        --------

Gross profit                                             16,894          16,442
                                                       --------        --------

Selling, general, and
    administrative expenses                              17,634          18,005
Amortization of intangibles                                 276             685
                                                       --------        --------

Total operating expenses                                 17,910          18,690
                                                       --------        --------

Operating loss                                           (1,016)         (2,248)
Interest expense                                                         (1,455)
Interest income                                             271
                                                       --------        --------

Loss before provision for
    income taxes                                           (745)         (3,703)
Provision for income taxes                                                   (7)
                                                       --------        --------

Net loss                                                   (745)         (3,696)
                                                       ========        ========

Loss per ordinary share:
Basic                                                  $   (.03)       $   (.06)
Diluted                                                $   (.03)       $   (.06)

Weighted average number of ordinary shares:
Basic                                                    79,184          79,158
Diluted                                                  79,184          79,158




             See Notes to Interim Consolidated Financial Statements

                                 WACE GROUP PLC
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                            (In thousands of dollars)

                                                       For the Three Months Ended
                                                                March 31,
                                                       --------------------------
                                                           1999            1998
                                                         --------        --------
Net cash used by operating activities                      (2,616)         (9,405)
                                                         --------        --------

Cash flows from investing activities:
      Property, plant, and equipment
       expenditures                                        (3,568)         (3,460)
      Other                                                    77             422
                                                         --------        --------
Net cash used in investing activities                      (3,491)         (3,038)
                                                         --------        --------

Cash flows from financing activities:
      Dividends paid                                       (2,560)         (2,579)
      Borrowings under revolving credit
       facilities - net                                     8,739
      Repayments of other borrowings                                       (2,064)
      Other                                                   (61)           (500)
                                                         --------        --------
Net cash provided by (used in)
 financing activities                                      (2,621)          3,596
                                                         --------        --------

Net decrease in cash and cash equivalents                  (8,728)         (8,847)
Effect of exchange rate changes on cash
 and cash equivalents                                        (418)           (155)
Cash and cash equivalents at beginning
 of period                                                 17,929           9,002
                                                         --------        --------

Cash and cash equivalents at end of period               $  8,783        $      0
                                                         ========        ========



             See Notes to Interim Consolidated Financial Statements

                                 WACE GROUP PLC
               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)
                            (In thousands of dollars)


1. BASIS OF PRESENTATION

     The accompanying unaudited consolidated condensed interim financial statements of Wace Group Plc and its subsidiaries ("Wace") do not include all information and footnotes necessary for a fair presentation of financial position, results of operations, and cash flows in conformity with United States generally accepted accounting principles, and should therefore be read in conjunction with the notes to consolidated financial statements contained in Wace's 1998 audited financial statements included in this Form 8-K/A. In the opinion of the management of Wace, all adjustments (consisting primarily of normal recurring accruals) necessary for a fair presentation have been included in the interim financial statements. The operating results of any quarter are not necessarily indicative of results for any future period.

     The financial statements of Wace have historically been prepared in accordance with United Kingdom generally accepted accounting principles with the United Kingdom pound sterling as the reporting currency. For purposes of these unaudited interim financial statements, the historical Wace financial statements have been adjusted to be presented using United States generally accepted accounting principles and translated into United States dollars.


2. INVENTORY

     The components of inventory at March 31, 1999 were as follows:


Finished Goods                                                            $   27
Work-in-process                                                            4,982
Raw materials                                                              2,199
                                                                          ------

Total                                                                     $7,208
                                                                          ======


3. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     Interest payments were $23 and $2,088 for the three months ended March 31, 1999 and 1998, respectively.


4. EARNINGS PER SHARE

     Income available to ordinary shareholders was computed by adjusting net income for the three month periods ended March 31, 1999 and 1998, for the dividends accrued on the 8% Cumulative Convertible Redeemable Preference Shares (the "Preference Shares"). The accrued dividends on the Preference Shares were $1,280 and $1,289 for the periods ended March 31, 1999 and 1998, respectively.

5. SUBSEQUENT EVENTS


     On March 25, 1999, Applied Graphics Technologies, Inc. ("AGT") tendered an offer to purchase all of the outstanding ordinary shares of Wace for 90 pence per share. AGT's offer was declared unconditional in all respects on May 21, 1999, and Wace came under AGT's control as of that date. In addition, on July 5, 1999, AGT made an offer to purchase all of the outstanding Preference Shares of Wace in exchange for 10% Subordinated Notes due October 31, 2005, to be issued by AGT. On June 29, 1999, Wace's French subsidiaries commenced judicial liquidation proceedings to close their operations in France.

(b) Pro forma financial information.

     (i) Acquisition

                       APPLIED GRAPHICS TECHNOLOGIES, INC.
                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)


     The pro forma consolidated balance sheets as of March 31, 1999, are presented as if the acquisition of Wace, which was consummated on May 21, 1999, had occurred on March 31, 1999.

     The pro forma consolidated statements of operations for the three months ended March 31, 1999, and for the year ended December 31, 1998, are presented as if the acquisition of Wace and the merger with Devon Group, Inc. ("Devon") (collectively, the "business combinations"), which was consummated on May 27, 1998, had occurred on January 1, 1998.

     The business combinations have been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values that are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the business combinations will differ materially from the preliminary allocations.

     The pro forma consolidated financial information does not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

     All amounts within the pro forma consolidated financial information are stated in United States dollars. The pro forma financial information for the year ended December 31, 1998, was derived from Wace's audited financial statements, adjusted to be in conformity with United States generally accepted accounting principles and translated into United States dollars. The pro forma financial information is based on certain assumptions and adjustments described in the Notes to Pro Forma Financial Information and should be read in conjunction therewith and with the financial statements and related notes of the Company included in its 1998 Annual Report on Form 10-K, the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 1999, the audited financial statements and related notes of Wace included herein as Item 7(a)(i), the unaudited interim financial statements of Wace included herein as Item 7(a)(ii), and the financial statements and related notes of Devon previously filed in the Company's Current Report on Form 8-K dated June 10, 1998, pursuant to Regulation S-X Rule 3-05, "Financial Statements of Businesses Acquired or to be Acquired."

                       APPLIED GRAPHICS TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 MARCH 31, 1999
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)





                                                       Historical      Pro Forma           Adjustments      Consolidated
                                                          AGT          Wace (A)              (Wace)        (AGT and Wace)
                                                       ---------       ---------           -----------     --------------
                  ASSETS
   CURRENT ASSETS
   Cash and cash equivalents                           $   6,343       $   8,320                             $  14,663
   Trade accounts receivable - net                        82,650          36,168                               118,818
   Inventory                                              38,270           6,643                                44,913
   Other current assets                                   47,137          26,951                                74,088
                                                       ---------       ---------                             ---------

         Total current assets                            174,400          78,082                               252,482
   Property, plant, and equipment - net                   83,849          36,209                               120,058
   Intangible assets - net                               412,451          31,177           $ 88,863 (B)        532,491
   Other assets                                            7,611                                                 7,611
                                                       ---------       ---------           --------          ---------
         TOTAL ASSETS                                  $ 678,311       $ 145,468           $ 88,863          $ 912,642
                                                       =========       =========           ========          =========

   LIABILITIES AND STOCKHOLDERS'
      EQUITY
   Accounts payable and accrued expenses               $  51,339       $  26,043                             $  77,382
   Other current liabilities                              21,383             536                                21,919
                                                       ---------       ---------                             ---------

      Total current liabilities                           72,722          26,579                                99,301
   Long-term debt                                        178,802                           $133,269 (C)        375,436
                                                                                             63,365 (D)
   Other liabilities                                       8,961          11,118                                20,079
                                                       ---------       ---------           --------          ---------

        Total liabilities                                260,485          37,697            196,634            494,816
                                                       ---------       ---------           --------          ---------

   Preference shares                                                      63,365            (63,365)(D)              0
                                                                       ---------           --------          ---------
   Stockholders' equity (R)                              417,826          44,406            (44,406)(E)        417,826
                                                       ---------       ---------           --------          ---------
         TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                      $ 678,311       $ 145,468           $ 88,863          $ 912,642
                                                       =========       =========           ========          =========



                  See Notes to Pro Forma Financial Information

                       APPLIED GRAPHICS TECHNOLOGIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                   (UNAUDITED)


                                                                                                    Pro Forma          Pro Forma
                                                              Historical       Pro Forma           Adjustments        Consolidated
                                                                 AGT           Wace (A)              (Wace)          (AGT and Wace)
                                                              ----------       ---------           -----------       --------------
    Revenues                                                  $ 112,034        $  46,666                               $ 158,700
    Cost of revenues                                             74,523           31,456                                 105,979
                                                              ---------        ---------                               ---------

    Gross profit                                                 37,511           15,210                                  52,721
                                                              ---------        ---------                               ---------

    Selling, general, and
      administrative expenses                                    30,584           15,948           $   (1,225)(F)         45,307
    Amortization of intangibles                                   2,948              276                  635 (G)          3,859
                                                              ---------        ---------           ----------          ---------

          Total operating expenses                               33,532           16,224                 (590)            49,166
                                                              ---------        ---------           ----------          ---------

    Operating income                                              3,979           (1,014)                 590              3,555
    Interest expense                                             (3,390)                               (2,665)(H)         (7,639)
                                                                                                       (1,584)(I)

    Other income                                                    161              276                                     437

                                                              ---------        ---------           ----------          ---------

    Income (loss) before provision for
      income taxes                                                  750             (738)              (3,659)            (3,647)
    Provision for income taxes                                      375                                (1,149)(J)           (774)
                                                              ---------        ---------           ----------          ---------

    Net income (loss) from continuing operations              $     375        $    (738)          $   (2,510)         $  (2,873)
                                                              =========        =========           ==========          =========

    Dividends                                                                  $   1,280           $   (1,280)(K)      $       0
                                                                               =========           ==========          =========

    Earnings (loss) per common share:
       Basic                                                  $    0.02                                                $   (0.13)
       Diluted                                                $    0.02                                                $   (0.13)

    Weighted average number of common shares:
       Basic                                                     22,395                                                   22,395
       Diluted                                                   22,395                                                   22,395




                  See Notes to Pro Forma Financial Information

                       APPLIED GRAPHICS TECHNOLOGIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                   (UNAUDITED)



                                                                              Pro Forma                               Pro Forma
                                                               Pro Forma    Consolidated               Pro Forma     Consolidated
                                      Historical  Historical  Adjustments     (AGT and    Pro Forma   Adjustments     (AGT,Devon
                                         AGT        Devon       (Devon)         Devon)     Wace (A)     (Wace)        and Wace)
                                      ----------  ----------  -----------     ---------   ---------   -----------     ---------
Revenues                              $ 394,125   $   89,153                  $ 483,278   $ 183,760                   $ 667,038
Cost of revenues                        249,138       60,178                    309,316     116,059                     425,375
                                      ---------   ----------                  ---------   ---------                   ---------

Gross profit                            144,987       28,975                    173,962      67,701                     241,663
                                      ---------   ----------                  ---------   ---------                   ---------

Selling, general, and
   administrative expenses               97,650       21,214                    118,864      70,074                     188,938
Amortization of intangibles               7,268               $    3,533 (L)     10,801       1,117   $    2,539 (G)     14,457
Restructuring and non-recurring
   charges                               14,209                                  14,209                                  14,209
                                      ---------   ----------  ----------      ---------   ---------   ----------      ---------
      Total operating expenses          119,127       21,214       3,533        143,874      71,191        2,539        217,604
                                      ---------   ----------  ----------      ---------   ---------   ----------      ---------

Operating income (loss)                  25,860        7,761      (3,533)        30,088      (3,490)      (2,539)        24,059
Interest expense                         (8,174)         (68)     (3,656)(M)    (11,898)     (2,577)     (10,662)(H)    (31,474)
                                                                                                          (6,337)(I)

Other income (expense)                    2,753        1,605      (1,619)(N)      2,739       1,076                       3,815
                                      ---------   ----------  ----------      ---------   ---------   ----------      ---------

Income (loss) before
  provision for income taxes             20,439        9,298      (8,808)        20,929      (4,991)     (19,538)        (3,600)
Provision for income taxes               12,263        3,282      (2,163)(O)     13,382         (15)      (6,460)(J)      6,907
                                      ---------   ----------  ----------      ---------   ---------   ----------      ---------
Net income (loss) from
     continuing operations            $   8,176   $    6,016  $   (6,645)     $   7,547   $  (4,976)  $  (13,078)     $ (10,507)
                                      =========   ==========  ==========      =========   =========   ==========      =========

Dividends                                                                                 $   5,192   $   (5,192)(K)  $       0
                                                                                          =========   ==========      =========

Earnings (loss) per common share:
   Basic                              $    0.40                               $    0.34                               $   (0.47)
   Diluted                            $    0.39                               $    0.33                               $   (0.47)

Weighted average number of common
  shares:
   Basic                                 20,563                    1,845 (P)     22,408                                  22,408
   Diluted                               21,225                    1,845 (P)     23,070                    (662)(Q)      22,408


                  See Notes to Pro Forma Financial Information

                       APPLIED GRAPHICS TECHNOLOGIES, INC.
                    NOTES TO PRO FORMA FINANCIAL INFORMATION


A. See Item 7(b)(ii) for Wace pro forma financial information reflecting the disposition of Wace's operations in France.

B.   Acquisition of Wace:
     AGT acquired Wace for the following
       consideration ($000's):
     Amount paid for Wace shares
       and options                                      $118,269
     Estimated transaction costs                          15,000
                                                        --------

     Total acquisition cost                                             $133,269

Estimated fair value of net assets acquired                               44,406
                                                                   -------------
     Excess of cost over fair value on net
       assets acquired                                                  $ 88,863
                                                                   =============


      Total acquisition cost assumes that all outstanding Wace shares and options were tendered at closing.


C. The Pro Forma Adjustment (Wace) reflects the borrowings under AGT's credit facilities to finance the total acquisition cost (see Note B).

D. The Pro Forma Adjustment (Wace) reflects the exchange of all of Wace's 8% Cumulative Convertible Redeemable Preference Shares (the "Preference Shares") for 10% Subordinated Notes to be issued by AGT.

E. The Pro Forma Adjustment (Wace) reflects the elimination of stockholders' equity of Wace.

F. The Pro Forma Adjustment (Wace) reflects the reversal of fees incurred by Wace in connection with various takeover efforts.

G. The Pro Forma Adjustment (Wace) reflects the effects of the increase in amortization expense due to the increase in goodwill resulting from the acquisition of Wace. Goodwill related to the Wace acquisition is amortized on a straight-line basis over the period to be benefited, which is estimated to be 35 years.

H. The Pro Forma Adjustment (Wace) reflects the interest expense on the $133.3 million of borrowings under AGT's credit facilities at an interest rate of 8%, which is the estimated variable rate (see Note C). The effect on pro forma interest expense assuming a 1/8% variance in the variable interest rate would be $42,000 and $167,000 for the periods ended March 31, 1999 and December 31, 1998, respectively.

I. The Pro Forma Adjustment (Wace) reflects the interest expense on the $63.4 million of Subordinated Notes to be issued by AGT at a fixed interest rate of 10% (see Note D).

                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             NOTES TO PRO FORMA FINANCIAL INFORMATION - (CONTINUED)

J. The Pro Forma Adjustment (Wace) represents the tax benefits associated with the increase in interest expense related to the borrowings to fund the acquisition and the issuance of the 10% Subordinated Notes (see Note H and Note I).

K. The Pro Forma Adjustment (Wace) reflects the elimination of dividends on the Preference Shares that are to be exchanged for the 10% Subordinated Notes (see Note D).

L. The Pro Forma Adjustment (Devon) reflects the effects of the increase in amortization expense due to the increase in goodwill of $339.2 million resulting from the merger with Devon. Goodwill related to the Devon merger is amortized on a straight-line basis over the period to be benefited, which is estimated to be 40 years.

M. The Pro Forma Adjustment (Devon) reflects interest expense on the $135 million of borrowings under AGT's credit facilities at an interest rate of 6.5%, which is the estimated variable rate in effect on the date of the borrowing. Borrowings represent the amount necessary to partially finance the purchase price. The effect on pro forma interest expense assuming a 1/8% variance in the variable interest rate would be $169,000.

N. The Pro Forma Adjustment (Devon) reflects the elimination of interest income on marketable securities used to partially finance the purchase price.

O. The Pro Forma Adjustment (Devon) represents the tax benefits associated with the increase in interest expense and the elimination of interest income related to financing the Devon merger (see Note M and Note N).

P. The Pro Forma Adjustment (Devon) represents the weighted average number of shares related to the AGT common stock issued in connection with the Devon merger. The stock issuance is considered outstanding as of the beginning of the year for purposes of the pro forma per-share calculations.

Q. The Pro Forma Adjustment (Wace) reflects an adjustment for the antidilutive effect of incremental shares related to options.

R.   Stockholders' equity as of March 31, 1999 consists of the following
     ($000's):

                                                                    Pro Forma
                                                Historical        Consolidated
                                                   AGT           (AGT and Wace)
                                                -----------      --------------
Preferred stock                                 $       ---      $       ---
Common stock                                            224              224
Additional paid-in-capital                          385,519          385,519
Accumulated other comprehensive income                 (191)            (191)
Retained earnings                                    32,274           32,274
                                                -----------      --------------
         Total stockholders' equity             $   417,826      $   417,826
                                                ===========      ==============

    (ii) Disposition

                                 WACE GROUP PLC
                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)


     The pro forma consolidated balance sheets as of March 31, 1999, are presented as if the disposition of Wace's operations in France (the "Disposition"), which occurred as part of the judicial liquidation proceedings that commenced on June 29, 1999, had occurred on March 31, 1999.

     The pro forma consolidated statements of operations for the three months ended March 31, 1999, and for the year ended December 31, 1998, are presented as if the Disposition had occurred on January 1, 1998.

     The pro forma consolidated financial information does not purport to present the financial position or results of operations of Wace had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

     All amounts within the pro forma consolidated financial information are stated in United States dollars. The pro forma financial information was derived from Wace's historical financial statements, adjusted to be in conformity with United States generally accepted accounting principles and translated into United States dollars. The pro forma financial information is based on certain assumptions and adjustments described in the Notes to Pro Forma Financial Information and should be read in conjunction therewith and with the audited financial statements and related notes of Wace included herein as Item 7(a)(i) and the unaudited interim financial statements and related notes of Wace included herein as Item 7(a)(ii).

                                 WACE GROUP PLC
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 MARCH 31, 1999
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)


                                                    Elimination
                                                        of
                                      Historical    Historical       Pro Forma
                                         Wace         France           (Wace)
                                      ----------    ----------       ---------
         ASSETS
CURRENT ASSETS
Cash and cash equivalents              $  8,783       $   (463)       $  8,320
Trade accounts receivable - net          38,672         (2,504)         36,168
Inventory                                 7,208           (565)          6,643
Other current assets                     28,294         (1,343)         26,951
                                       --------       --------        --------

      Total current assets               82,957         (4,875)         78,082
Property, plant, and equipment -
  net                                    37,836         (1,627)         36,209
Intangible assets - net                  31,177                         31,177
                                       --------       --------        --------
      TOTAL ASSETS                     $151,970       $ (6,502)       $145,468
                                       ========       ========        ========

LIABILITIES AND STOCKHOLDERS'
   EQUITY
Accounts payable and accrued
  expenses                             $ 36,230       $(10,187)       $ 26,043
Other current liabilities                   536                            536
                                       --------       --------        --------

    Total current liabilities            36,766        (10,187)         26,579
Other liabilities                        11,118                         11,118
                                       --------       --------        --------

   Total liabilities                     47,884        (10,187)         37,697
                                       --------       --------        --------
Preference shares                        63,365                         63,365
                                       --------                       --------
Stockholders' equity                     40,721          3,685          44,406
                                       --------       --------        --------
      TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY         $151,970       $ (6,502)       $145,468
                                       ========       ========        ========


                  See Notes to Pro Forma Financial Information

                                 WACE GROUP PLC
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1999
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                                        Elimination
                                                             of
                                         Historical      Historical      Pro Forma
                                            Wace           France         (Wace)
                                         ----------      ----------      ---------

Revenues                                  $ 52,058          (5,392)       $ 46,666
Cost of revenues                            35,164          (3,708)         31,456
                                          --------        --------        --------

Gross profit                                16,894          (1,684)         15,210
                                          --------        --------        --------

Selling, general and administrative
   expenses                                 17,634          (1,686)         15,948
Amortization of intangibles                    276                             276
                                          --------        --------        --------

      Total operating expenses              17,910          (1,686)         16,224
                                          --------        --------        --------

Operating loss                              (1,016)              2          (1,014)

Other income (expense)                         271               5             276

                                          --------        --------        --------

Loss before provision for income
   taxes                                      (745)              7            (738)
Provision for income taxes
                                          --------        --------        --------

Net loss from continuing operations       $   (745)       $      7        $   (738)
                                          ========        ========        ========

Dividends                                 $  1,280                        $  1,280
                                          ========                        ========



                  See Notes to Pro Forma Financial Information

                                 WACE GROUP PLC
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)



                                                             Elimination
                                                                 of
                                             Historical       Historical        Pro Forma
                                                Wace            France            (Wace)
                                             ----------       ----------        ---------

Revenues                                      $ 205,865        $ (22,105)       $ 183,760
Cost of revenues                                135,430          (19,371)         116,059
                                              ---------        ---------        ---------


Gross profit                                     70,435           (2,734)          67,701
                                              ---------        ---------        ---------

Selling, general, and administrative
  expenses                                       82,089          (12,015)          70,074
Amortization of intangibles                       1,117                             1,117
Restructuring and non-recurring charges           9,176           (9,176)
                                              ---------        ---------        ---------

      Total operating expenses                   92,382          (21,191)          71,191
                                              ---------        ---------        ---------

Operating income                                (21,947)          18,457           (3,490)
Interest expense                                 (2,625)              48           (2,577)


Other income (expense)                            1,104              (28)           1,076
                                              ---------        ---------        ---------

Loss before provision for income
   taxes                                        (23,468)          18,477           (4,991)
Provision for income taxes                         (108)              93              (15)
                                              ---------        ---------        ---------

Net loss from continuing operations           $ (23,360)       $  18,384        $  (4,976)
                                              =========        =========        =========

Dividends                                     $   5,192                         $   5,192
                                              =========                         =========


                  See Notes to Pro Forma Financial Information

(c)      Exhibits.

    23.  Consent of Arthur Andersen

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 4, 1999                          By:   /s/ Louis Salamone, Jr.
                                                     -------------------------
                                                     Louis Salamone, Jr.
                                                     Senior Vice President and
                                                       Chief Financial Officer